UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 9, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Suite 23, 3301 Spring Mountain Rd,
Las Vegas, NV 89102
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	702-776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Termination of land purchase agreement between Green Forest Management Consulting Inc. and Yu, Chien-Yang, dated December 27, 2013

On  March 9, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc.("Green Forest"), a Taiwan (R.O.C.) corporation, and Yu, Chien-Yang (the "Land Seller"), our vice president and director, have terminated, effective immediately, the land purchase agreement dated December 27, 2013 because the Land Seller has not conveyed to Green Forest the entire titles to the Land. The land purchase agreement was entered for Green Forest to purchase form Land Seller 35,251 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 41,184 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.) (the"Land").

The purchase price under the land purchase agreement was paid for through Green Forest's issuance of a promissory note payable to Land Seller. Through an agreement of assignment, assumption and release, which we entered into with Land Seller and Green Forest on December 27, 2013, we assumed the debt Green Forest owed under the promissory note, thus relieving Green Forest of its obligations thereunder.

After then, we entered into stock purchase agreements dated December 27, 2013 for the issuance of 33,426,757 shares of our common stock, par value $0.1 per share (the "Shares"), at a purchase price of $0.2021   per share, to Land Seller and his designees. The issuance of Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective subscription agreements. The Shares were issued at the instruction of Land Seller and in full satisfaction of the debt we assumed on December 27, 2013.

Concurrently with the termination of the land purchase agreement, we have discharged all our obligations we assumed from the promissory note on December 27, 2013, and the Shares issued under the stock purchase agreements dated December 27, 2013 shall be cancelled from the record in our transfer agent, Computershare Inc. and Computershare Trust Company, N.A.

We and Green Forest did not incur any additional early termination penalties in connection with such termination. To the extent required by Item 1.02 of this Form 8-K, the land purchase agreement, promissory note, agreement of assumption, cancellation of promissory note, and stock purchase agreements dated December 27, 2013, respectively filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 to the Company's Current Report on Form 8-K filed on December 30, 2013, are incorporated by reference in this Item 1.02.

Termination of land purchase agreement between Green Forest Management Consulting Inc. and Chen, Kuan-Yu dated December 27, 2013

On March 9, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc.("Green Forest"), a Taiwan (R.O.C.) corporation, and Chen, Kuan-Yu (the "Land Seller"), our secretary and director, have terminated, effective immediately, the land purchase agreement dated December 27, 2013 because the Land Seller has not conveyed to Green Forest the entire titles to the Land. The land purchase agreement was entered for Green Forest to purchase form Land Seller 417,175.86 square meters of land in Dataoping section of Zaoqiao Township and Laotianliao Section, Touwu Township, Miaoli County, Taiwan (R.O.C) (the"Land").

Concurrently with the termination of the land purchase agreement, Green Forest has discharged all its obligations under the land purchase agreement on December 27, 2013.

We and Green Forest did not incur any additional early termination penalties in connection with such termination. To the extent required by Item 1.02 of this Form 8-K, the land purchase agreement dated December 27, 2013, filed as Exhibit 10.7 to the Company's Current Report on Form 8-K filed on December 30, 2013, are incorporated by reference in this Item 1.02.

Termination of land purchase agreement between Green Forest Management Consulting Inc. and Lo, Fun-Ming, dated March 13, 2014

On  March 9, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc. ("Green Forest"), a Taiwan (R.O.C.) corporation, and Lo, Fun-Ming (the "Land Seller"), our director at the time of the transaction, have terminated the land purchase agreement dated  March 13, 2014 because the Land Seller has not conveyed to Green Forest the entire titles to the Land. The land purchase agreement was entered for Green Forest to purchase form Land Seller 35,790.4921 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 281, 116.5 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.) (the "Land").

The purchase price under the land purchase agreement was paid for through Green Forest's issuance of a promissory note payable to Land Seller. Through an agreement of assignment, assumption and release, which we entered into with Land Seller and Green Forest on March 13, 2014, we assumed the debt Green Forest owed under the promissory note, thus relieving Green Forest of its obligations thereunder.

After then, we entered into stock purchase agreements dated March 13, 2014 for the issuance of 139,364,582 shares of our common stock, par value $0.1 per share (the "Shares"), at a purchase price of $0.2021   per share, to Land Seller and his designees. The issuance of Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective subscription agreements. The Shares were issued at the instruction of Land Seller and in full satisfaction of the debt we assumed on March 13, 2014.

Concurrently with the termination of the land purchase agreement, we have discharged all our obligations we assumed from the promissory note on March 13, 2014, and the Shares issued under the stock purchase agreements dated March 13, 2014 shall be cancelled from the record in our transfer agent, Computershare Inc. and Computershare Trust Company, N.A.

We and Green Forest did not incur any additional early termination penalties in connection with such termination. To the extent required by Item 1.02 of this Form 8-K, the land purchase agreement, promissory note, agreement of assumption, cancellation of promissory note, and stock purchase agreements dated   March 13, 2014, respectively filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 to the Company's Current Report on Form 8-K/A filed on March 18, 2014 , are incorporated by reference in this Item 1.02.

Termination of land purchase agreement  among Green Forest Management Consulting Inc.; Lo, Fun-Ming; Yu, Chien-Yang; and Mao Ren International Inc.dated  August 11, 2014

On  March 9, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc. ("Green Forest"), a Taiwan (R.O.C.) corporation; Lo, Fun-Ming; Yu, Chien-Yang; and Mao Ren International Inc. (the "Land Sellers") have terminated, effective immediately, the land purchase agreement dated August 11, 2014 because the Land Sellers have not conveyed to Green Forest the entire titles to the Land. Lo, Fun-Ming was our director at the time of transaction, and Yu, Chien-Yang is our vice president and director. The land purchase agreement was entered for Green Forest to purchase form Land Sellers 1,124,935 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 160,779 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.) (the" Land").

The purchase price under the land purchase agreement was paid for through Green Forest's issuance of a promissory note payable to Land Sellers. Through an agreement of assignment, assumption and release, which we entered into with Land Sellers and Green Forest on August 11, 2014, we assumed the debt Green Forest owed under the promissory note, thus relieving Green Forest of its obligations thereunder.

After then, we entered into stock purchase agreements dated August 11, 2014 for the issuance of 397,935,544   shares of our common stock, par value $0.1 per share (the "Shares"), at a purchase price of $0.2804   per share, to Land Sellers and their designees. The issuance of Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective subscription agreements. The Shares were issued at the instruction of Land Sellers and in full satisfaction of the debt we assumed on August 11, 2014.

Concurrently with the termination of the land purchase agreement, we have discharged all our obligations we assumed from the promissory note on August 11, 2014, and the Shares issued under the stock purchase agreements dated August 11, 2014 shall be cancelled from the record in our transfer agent, Computershare Inc. and Computershare Trust Company, N.A.

We and Green Forest did not incur any additional early termination penalties in connection with such termination. To the extent required by Item 1.02 of this Form 8-K, the land purchase agreement, promissory note, agreement of assumption, cancellation of promissory note, and stock purchase agreements dated August 11, 2014, respectively filed as Exhibit 10.1, 10.3, 10.5, 10.7, 10.9 and 10.11 to the Company's Current Report on Form 8-K/A filed on August 13, 2014, are incorporated by reference in this Item 1.02.

Termination of land purchase agreement between Green Forest Management Consulting Inc. and Chen, Kuan-Yu, dated  August 11, 2014

On  March 9, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc.("Green Forest"), a Taiwan (R.O.C.) corporation, and Chen, Kuan-Yu (the "Land Seller"), our secretary and director, have terminated, effective immediately, the land purchase agreement dated August 11, 2014 because the Land Seller has not conveyed to Green Forest the entire titles to the Land. The land purchase agreement was entered for Green Forest to purchase form Land Seller 453,294.86 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 10,120 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.) (the "Land").

The purchase price under the land purchase agreement was paid for through Green Forest's issuance of a promissory note payable to Land Seller. Through an agreement of assignment, assumption and release, which we entered into with Land Seller and Green Forest on August 11, 2014, we assumed the debt Green Forest owed under the promissory note, thus relieving Green Forest of its obligations thereunder.

After then, we entered into stock purchase agreements dated August 11, 2014 for the issuance of 202,660,931  shares of our common stock, par value $0.1 per share (the "Shares"), at a purchase price of $0.2021 per share, to Land Seller and his designees. The issuance of Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective subscription agreements. The Shares were issued at the instruction of Land Seller and in full satisfaction of the debt we assumed on August 11, 2014.

Concurrently with the termination of the land purchase agreement, we have discharged all our obligations we assumed from the promissory note on August 11, 2014, and the Shares issued under the stock purchase agreements dated August 11, 2014 shall be cancelled from the record in our transfer agent, Computershare Inc. and Computershare Trust Company, N.A.

We and Green Forest did not incur any additional early termination penalties in connection with such termination. To the extent required by Item 1.02 of this Form 8-K, the land purchase agreement, promissory note, agreement of assumption, cancellation of promissory note, and stock purchase agreements dated August 11, 2014, respectively filed as Exhibit 10.2, 10.4, 10.6, 10.8, 10.10 and 10.12 to the Company's Current Report on Form 8-K/A filed on August 13, 2014, are incorporated by reference in this Item 1.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: March 9, 2015

 By:  /s/ Chen, Li-Hsing________________

 Chen Li-Hsing

  President and Chairman of the Board